UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2012 (March 13, 2012)

Delphi Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11462 (Commission File Number)	13-3427277 (IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE (Address of Principal Executive Offices)		19899 (Zip Code)

Registrant’s telephone number, including area code: 302-478-5142

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On March 13, 2012, Delphi Financial Group, Inc. (“Delphi”) held a special meeting of stockholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 21, 2011, among Delphi, Tokio Marine Holdings, Inc. (“Tokio Marine”) and TM Investment (Delaware) Inc. (“Merger Sub”).  At the Special Meeting, the following proposals were submitted to a vote of Delphi’s stockholders: (1) adoption and approval of the Merger Agreement (the “Merger Proposal”), (2) adoption of an amendment to Delphi’s certificate of incorporation to permit holders of Class B common stock to receive higher consideration than holders of Class A common stock in the merger as contemplated by the Merger Agreement (the “Certificate Amendment Proposal”) and (3) approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to Delphi’s named executive officers in connection with the merger (this non-binding, advisory proposal related only to already existing contractual obligations of Delphi that may result in a payment to Delphi’s named executive officers in connection with the merger and did not relate to any new compensation or other arrangements between Delphi’s named executive officers and Tokio Marine or, following the merger, Delphi and its subsidiaries) (the “Non-Binding Compensation Proposal”).

Each of the foregoing proposals is described in detail in the definitive proxy statement filed by Delphi with the U.S. Securities and Exchange Commission on February 21, 2012.  For each of the foregoing proposals, a quorum was present for the purpose of the vote.  According to the final report of the inspector of election, each of the Merger Proposal, the Certificate Amendment Proposal and the Non-Binding Compensation Proposal was approved by Delphi’s stockholders.

Approval of the Merger Proposal required the affirmative vote of both (1) holders of a majority of the voting power of the outstanding shares of the Class A common stock and Class B common stock entitled to vote on the proposal, voting together as a single class (the “Stockholder Merger Vote”), and (2) holders of a majority of the outstanding shares of Class A common stock entitled to vote on the proposal (other than shares of Class A common stock owned, directly or indirectly, by holders of Class B common stock, any holder of shares of Class A common stock that were transferred to such holder by any holder of Class B common stock after December 21, 2011, Tokio Marine, Merger Sub or any officers or directors of Delphi, or any of their respective affiliates or “associates” (as defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended)) (the “Unaffiliated Stockholders”), voting as a single class (the “Unaffiliated Stockholder Merger Vote”).

The final voting results for the Stockholder Merger Vote are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
84,611,261	122,454	86,631	0

The final voting results for the Unaffiliated Stockholder Merger Vote are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,155,566	122,454	86,631	0

Approval of the Certificate Amendment Proposal required the affirmative vote of both (1) holders of a majority of the voting power of the outstanding shares of Class A common stock and Class B common stock entitled to vote on the proposal, voting together as a single class (the “Stockholder Certificate Amendment Vote”), and (2) holders of a majority of the outstanding shares of Class A common stock entitled to vote on the proposal, voting as a single class (the “Class A Stockholder Certificate Amendment Vote”).

The final voting results for the Stockholder Certificate Amendment Vote are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
84,184,200	530,983	105,163	0

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The final voting results for the Class A Stockholder Certificate Amendment Vote are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,291,899	530,983	105,163	0

Approval of the Non-Binding Compensation Proposal required approval by a majority of the votes cast affirmatively or negatively on that proposal at the Special Meeting.  Mr. Rosenkranz agreed to vote, or cause to be voted, all shares of common stock which he had the power to vote, or direct the voting of, in the same proportion as the votes cast (whether for, against or abstaining) by the Unaffiliated Stockholders with respect to the Non-Binding Compensation Proposal (subject to the terms and restrictions contained in an existing voting agreement, dated as of May 13, 1997).  The final voting results for the Non-Binding Compensation Proposal are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
46,377,075	36,536,412	1,906,859	0

As there were sufficient votes to approve the Merger Proposal and the Certificate Amendment Proposal, a fourth proposal to adjourn the Special Meeting, if necessary or desirable, to solicit additional proxies was not needed.

Item 8.01  Other Events.

A copy of the press release announcing the preliminary results of the stockholder votes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include those referred to in filings of Delphi Financial Group, Inc. (“Delphi”) with the U.S. Securities and Exchange Commission, as well as the following: operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Delphi; the conditions to the completion of the proposed transaction may not be satisfied, or the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule; the parties may not be able to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction. Tokio Marine Holdings, Inc. and Delphi assume no obligation, and expressly disclaim any obligation, to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Registrant’s March 13, 2012 press release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.

By:	/s/ Robert Rosenkranz
	Name:	Robert Rosenkranz
	Title:	Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

Dated:  March 13, 2012

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EXHIBIT INDEX

The following exhibit is being filed electronically with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Registrant’s March 13, 2012 press release.

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